SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


                        Date of Report: December 23, 2003
                        ---------------------------------

                                    F.N.B. CORPORATION
                                    ------------------
                (Exact name of registrant as specified in its charter)


           Florida                       0-8144                 25-1255406
      -------------------             --------------       --------------------
 (State of Incorporation)             (Commission          (IRS Employer
                                       File Number)         Identification No.)





                2150 Goodlette Road North, Naples,         Florida 34102
                ----------------------------------         --------------
                (Address of principal executive offices)   (Zip code)


                                  (239) 262-7600
                                  --------------
               (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.        OTHER EVENTS

                      On December 23, 2003, F.N.B. Corporation
                      (the "Corporation") issued a press
                      release announcing that all necessary regulatory approvals for the spin-off of its Florida operations, First
                      National Bankshares of Florida, Inc., have been received. In addition, the Corporation confirmed December 26, 2003 as the record date of the spin-off which will occur on January 1, 2004.

                      The press release is attached as an exhibit and incorporated by reference herein.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS


               EXHIBIT NO.            DESCRIPTION OF EXHIBIT
               ___________            ______________________

               99.1 Press release dated December 23, 2003 announcing all regulatory approvals for the spin-off of First National Bankshares of Florida, Inc. have been received.












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                                        Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       F.N.B. CORPORATION
                                       (Registrant)



                                       By: /s/Thomas E. Fahey
                                       ----------------------
                                       Name:  Thomas E. Fahey
                                       Title: Executive Vice President,
                                              Chief Financial Officer
                                              (Principal Financial Officer)


Dated: December 23, 2003


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